Exhibit 99.1
Elastic Reports Third Quarter Fiscal 2025 Financial Results

Q3 Revenue of $382 million, up 17% year-over-year (17% in constant currency)
Q3 Elastic Cloud Revenue of $180 million, up 26% year-over-year (26% in constant currency)

SAN FRANCISCO, Calif., Feb 27, 2025 -- Elastic (NYSE: ESTC) (“Elastic”), the company behind Elasticsearch®, announced financial results for its third quarter of fiscal 2025 ended January 31, 2025.

Third Quarter Fiscal 2025 Financial Highlights

•Total revenue was $382 million, an increase of 17% year-over-year, as reported and on a constant currency basis
•Elastic Cloud revenue was $180 million, an increase of 26% year-over-year, as reported and on a constant currency basis
•GAAP operating loss was $5 million; GAAP operating margin was -1%
•Non-GAAP operating income was $64 million; non-GAAP operating margin was 17%
•GAAP net loss per share was $0.16; non-GAAP diluted earnings per share was $0.63
•Operating cash flow was $88 million with adjusted free cash flow of $99 million
•Cash, cash equivalents, and marketable securities were $1.284 billion as of January 31, 2025

“We exceeded guidance across all revenue and profitability metrics in the third quarter. Our results reflect ongoing momentum across all aspects of our business, led by our strong sales execution, continued market demand for our products, and our relentless pace of innovation, reinforcing Elastic as the leader in Search AI,” said Ash Kulkarni, Chief Executive Officer, Elastic. “Continued interest from customers building Generative AI applications and consolidating onto a single platform helped drive our outperformance during the quarter.”

Third Quarter Fiscal 2025 Key Metrics and Recent Business Highlights

Key Customer Metrics
•Total customer count with Annual Contract Value (ACV) greater than $100,000 was over 1,460 compared to over 1,420 in Q2 FY25, and over 1,270 in Q3 FY24
•Total subscription customer count was approximately 21,350 compared to approximately 21,300 in Q2 FY25, and approximately 20,800 in Q3 FY24
•Net Expansion Rate was approximately 112%

Product Innovations and Updates
•Announced general availability of Elastic Cloud Serverless on AWS with availability in 4 regions and technical preview on Azure
•Delivered Elasticsearch logsdb index mode available in Enterprise tier, which allows security and observability teams to optimize storage and extend log retention while keeping all data accessible for analysis in real-time
•Launched the Elastic Rerank Model that enhances search experiences for users, improving search accuracy and relevance across their Elasticsearch data

Other Business Highlights
•Appointed Navam Welihinda, a HashiCorp and IBM veteran, as chief financial officer to lead the finance function and play a key role in driving the Company’s next phase of growth
•Awarded the AWS Global Generative AI Infrastructure and Data Partner of the Year 2024
•Named a 2024 Future 50 Company by Boston Consulting Group and Fortune, a list which identifies companies with the greatest potential for future growth
•Engaged with thousands of customers and partners across ElasticONs in Amsterdam, Paris, and London, and the AWS re:Invent industry conference

Financial Outlook

The Company is providing the following guidance:

For the fourth quarter of fiscal 2025 (ending April 30, 2025):

•Total revenue is expected to be between $379 million and $381 million, representing 13% year-over-year growth at the midpoint (15% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be approximately 13.5%
•Non-GAAP diluted earnings per share is expected to be between $0.36 and $0.37, assuming between 107.5 million and 108.5 million diluted weighted average ordinary shares outstanding

For fiscal 2025 (ending April 30, 2025):

•Total revenue is expected to be between $1.474 billion and $1.476 billion, representing 16% year-over-year growth at the midpoint (17% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be approximately 14.7%
•Non-GAAP diluted earnings per share is expected to be between $1.91 and $1.96, assuming between 106.0 million and 108.0 million diluted weighted average ordinary shares outstanding

The guidance assumes, among others, the following exchange rates: 1 Euro = 1.040 US Dollars; and 1 Great British Pound = 1.260 US Dollars.

See the section titled “Forward-Looking Statements” below for information on the factors that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. We present historical and forward-looking non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” below for an explanation of these non-GAAP measures. A reconciliation of forward-looking non-GAAP measures to the corresponding GAAP measures for operating margin and net (loss)/earnings per share is not available without unreasonable effort due to the uncertainty regarding, and the potential variability of, many of the costs and expenses that may be incurred in the future. These items necessary to reconcile such non-GAAP measures could be material and have a significant impact on the Company’s results computed in accordance with GAAP.

Conference Call and Webcast

Elastic’s executive management team will host a conference call today at 2:00 p.m. PT/5:00 p.m. ET to discuss the Company’s financial results and business outlook. A live audio webcast of the conference call will be available through Elastic’s Investor Relations website at ir.elastic.co. A presentation containing financial and operating information will be available at the same website. The replay of the webcast will also be available on the investor relations website.

About Elastic

Elastic (NYSE: ESTC), the Search AI Company, enables everyone to find the answers they need in real-time using all their data, at scale. Elastic’s solutions for search, observability and security are built on the Elastic Search AI Platform, the development platform used by thousands of companies, including more than 50% of the Fortune 500. Learn more at elastic.co.

Elastic and associated marks are trademarks or registered trademarks of Elastic N.V. and its subsidiaries. All other company and product names may be trademarks of their respective owners.

Forward-Looking Statements
This press release contains forward-looking statements that involve substantial risks and uncertainties, which include, but are not limited to, statements regarding our expected financial results for the fiscal quarter and fiscal year ending April 30, 2025, the expected performance or benefits of our offerings, our product strategy and innovation, changes in leadership, expected market opportunities, and our ability to execute on those market opportunities. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements due to uncertainties, risks, and changes in circumstances, including but not limited to those related to: our future financial performance, including our expectations regarding our revenue, cost of revenue, gross profit or gross margin, operating expenses (which include changes in sales and marketing, research and development and general and administrative expenses), and our ability to achieve and maintain future profitability; our ability to continue to deliver and improve our offerings and develop new offerings (including innovations around AI use cases); customer acceptance and purchase of our new and existing offerings; the expansion and adoption of our Elastic Cloud offerings; our ability to realize value from investments in the business; our ability to maintain and expand our user and customer base; the impact of the evolving macroeconomic and geopolitical environments on our business, operations, hiring and financial results, and on businesses and spending priorities of our customers and partners; the impact of our pricing model strategies on our business; the impact of our licensing model on the use and adoption of our software; the impact of foreign currency exchange rate fluctuations and the uncertain inflation and interest rate environment on our results; our international expansion strategy; our operating results and cash flows; the sufficiency of our capital resources; our ability to successfully execute our go-to-market strategy; our forecasts regarding our business; and general market, political, economic and business conditions.

Any additional or unforeseen effects from the evolving macroeconomic and geopolitical environments may exacerbate these risks. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those expressed or implied in our forward-looking statements are included in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended April 30, 2024 and subsequent reports filed with the SEC. SEC filings are available on the Investor Relations section of Elastic’s website at ir.elastic.co and the SEC’s website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by law.

Statement Regarding Use of Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe the non-GAAP measures discussed below are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures and key metrics as analytical tools. Investors are encouraged to review the differences between GAAP financial measures and the corresponding non-GAAP financial measures, and not to rely on any single financial measure to evaluate our business.

Reconciliations of historical GAAP financial measures to their respective historical non-GAAP financial measures are included below. In relation to constant currency non-GAAP financial measures, the only reconciling item between GAAP financial measures and non-GAAP financial measures is the effect of foreign currency rate fluctuations. Further details on how we calculate such effects can be found in the definition of “Constant Currency” below.

Non-GAAP Gross Profit and Non-GAAP Gross Margin

We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding stock-based compensation expense and related employer taxes and amortization of acquired intangible assets. We believe non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Operating Income and Non-GAAP Operating Margin

We define non-GAAP operating income and non-GAAP operating margin as GAAP operating loss and GAAP operating margin, respectively, excluding stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, and restructuring and other related charges. We believe non-GAAP operating income and non-GAAP operating margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Net Income and Non-GAAP Earnings Per Share
We define non-GAAP net income as GAAP (loss)/income, excluding stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, restructuring and other related charges, the related income tax effect of the foregoing adjustments, and the income tax impact from the release of any valuation allowance against deferred tax assets. We define non-GAAP earnings per share, basic, as non-GAAP net income divided by weighted average shares outstanding and non-GAAP earnings per share, diluted, as non-GAAP net income divided by weighted average diluted shares outstanding, which includes the potentially dilutive effect of the company’s employee equity incentive plan awards. We believe non-GAAP earnings per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Adjusted Free Cash Flow and Adjusted Free Cash Flow Margin

Adjusted free cash flow is a non-GAAP financial measure that we define as net cash provided by operating activities adjusted for cash paid for interest on long-term debt less cash used for investing activities for purchases of property and equipment. Adjusted free cash flow margin is calculated as adjusted free cash flow divided by total revenue. Adjusted free cash flow does not represent residual cash flow available for discretionary expenditures since, among other things, we have mandatory debt service requirements.

Constant Currency

We compare the percent change in certain results from one period to another period using constant currency information to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. In presenting this information, current and comparative prior period results are converted into United States dollars at the exchange rates in effect on the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

Contact Information

Anthony Luscri
Elastic Investor Relations
ir@elastic.co

Alexia Russell
Elastic Corporate Communications
PR-Team@elastic.co

Elastic N.V.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2025	2024	2025	2024
Revenue
Subscription	$358,198	$307,632	$1,022,779	$865,622
Services	23,885	20,325	72,085	66,700
Total revenue	382,083	327,957	1,094,864	932,322
Cost of revenue
Subscription	72,205	63,976	210,493	181,238
Services	24,947	20,666	71,595	60,970
Total cost of revenue	97,152	84,642	282,088	242,208
Gross profit	284,931	243,315	812,776	690,114
Operating expenses
Research and development	93,598	87,202	271,093	248,000
Sales and marketing	153,749	141,621	455,380	408,020
General and administrative	42,222	40,896	128,980	117,530
Restructuring and other related charges	—	—	225	754
Total operating expenses	289,569	269,719	855,678	774,304
Operating loss	(4,638)	(26,404)	(42,902)	(84,190)
Other income, net
Interest expense	(6,475)	(6,368)	(19,463)	(19,023)
Other income, net	15,184	8,568	35,498	24,107
Income (loss) before income taxes	4,071	(24,204)	(26,867)	(79,106)
Provision for (benefit from) income taxes	21,127	(200,328)	64,866	(181,926)
Net (loss) income	$(17,056)	$176,124	$(91,733)	$102,820
Net (loss) earnings per share attributable to ordinary shareholders
Basic	$(0.16)	$1.76	$(0.89)	$1.04
Diluted	$(0.16)	$1.69	$(0.89)	$1.00
Weighted-average shares used to compute net (loss) earnings per share attributable to ordinary shareholders
Basic	104,085,183	100,282,179	103,202,786	99,099,210
Diluted	104,085,183	104,503,290	103,202,786	103,149,384

Elastic N.V.
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)
(unaudited)

	As of January 31, 2025	As of April 30, 2024
Assets
Current assets:
Cash and cash equivalents	$584,010	$540,397
Restricted cash	3,597	2,692
Marketable securities	700,029	544,002
Accounts receivable, net of allowance for credit losses of $5,322 and $4,979 as of January 31, 2025 and April 30, 2024, respectively	270,430	323,011
Deferred contract acquisition costs	79,761	78,030
Prepaid expenses and other current assets	55,609	42,765
Total current assets	1,693,436	1,530,897
Property and equipment, net	5,105	5,453
Goodwill	319,417	319,380
Operating lease right-of-use assets	15,547	20,506
Intangible assets, net	12,929	20,620
Deferred contract acquisition costs, non-current	107,791	114,509
Deferred tax assets	169,146	225,544
Other assets	6,776	5,657
Total assets	$2,330,147	$2,242,566
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$9,122	$26,075
Accrued expenses and other liabilities	73,783	75,292
Accrued compensation and benefits	83,313	93,691
Operating lease liabilities	9,941	12,187
Deferred revenue	660,873	663,846
Total current liabilities	837,032	871,091
Deferred revenue, non-current	46,053	30,293
Long-term debt, net	569,445	568,612
Operating lease liabilities, non-current	8,347	12,898
Other liabilities, non-current	10,164	21,487
Total liabilities	1,471,041	1,504,381
Shareholders’ equity:
Preference shares, €0.01 par value; 165,000,000 shares authorized, 0 shares issued and outstanding as of January 31, 2025 and April 30, 2024	—	—
Ordinary shares, par value €0.01 per share: 165,000,000 shares authorized; 104,412,717 shares issued and outstanding as of January 31, 2025 and 101,705,935 shares issued and outstanding as of April 30, 2024	1,100	1,070
Treasury stock	(369)	(369)
Additional paid-in capital	1,961,418	1,750,729
Accumulated other comprehensive loss	(19,703)	(21,638)
Accumulated deficit	(1,083,340)	(991,607)
Total shareholders’ equity	859,106	738,185
Total liabilities and shareholders’ equity	$2,330,147	$2,242,566

Elastic N.V.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2025	2024	2025	2024
Cash flows from operating activities
Net (loss) income	$(17,056)	$176,124	$(91,733)	$102,820
Adjustments to reconcile net (loss) income to cash provided by operating activities:
Depreciation and amortization	2,286	4,072	10,024	13,853
Amortization of premium and accretion of discount on marketable securities, net	(1,659)	(2,750)	(5,785)	(6,396)
Amortization of deferred contract acquisition costs	24,312	20,440	71,487	56,392
Amortization of debt issuance costs	280	269	833	798
Non-cash operating lease cost	2,305	2,878	7,760	8,148
Stock-based compensation expense	64,634	62,762	192,242	176,344
Deferred income taxes	17,799	(210,705)	56,175	(210,278)
Unrealized foreign currency transaction (gain) loss	(914)	1,845	1,302	2,267
Other	—	(16)	(14)	(34)
Changes in operating assets and liabilities, net of impact of business acquisitions:
Accounts receivable, net	(16,544)	4,072	51,537	31,044
Deferred contract acquisition costs	(29,792)	(30,668)	(66,970)	(74,089)
Prepaid expenses and other current assets	(14,080)	(7,655)	(12,906)	(5,512)
Other assets	(1,267)	(917)	(2,719)	639
Accounts payable	(14,375)	(25,330)	(16,710)	(25,212)
Accrued expenses and other liabilities	(4,664)	2,821	(12,800)	1,428
Accrued compensation and benefits	11,269	12,282	(10,211)	1,509
Operating lease liabilities	(3,082)	(2,902)	(9,489)	(9,096)
Deferred revenue	68,606	45,767	17,166	23,189
Net cash provided by operating activities	88,058	52,389	179,189	87,814
Cash flows from investing activities
Purchases of property and equipment	(766)	(1,077)	(2,228)	(2,605)
Business acquisitions, net of cash acquired	—	(18,951)	—	(18,951)
Purchases of marketable securities	(222,518)	(179,972)	(388,771)	(358,273)
Sales, maturities, and redemptions of marketable securities	64,506	74,931	242,988	150,223
Net cash used in investing activities	(158,778)	(125,069)	(148,011)	(229,606)
Cash flows from financing activities
Proceeds from issuance of ordinary shares under employee stock purchase plan	—	—	10,464	9,111
Proceeds from issuance of ordinary shares upon exercise of stock options	1,486	8,847	8,013	19,490
Net cash provided by financing activities	1,486	8,847	18,477	28,601
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(4,987)	1,008	(5,137)	(3,782)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(74,221)	(62,825)	44,518	(116,973)
Cash, cash equivalents, and restricted cash, beginning of period	661,828	592,492	543,089	646,640
Cash, cash equivalents, and restricted cash, end of period	$587,607	$529,667	$587,607	$529,667

Elastic N.V.
Revenue by Type
(in thousands, except percentages)
(unaudited)

	Three Months Ended January 31,				Nine Months Ended January 31,
	2025		2024		2025		2024
	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue
Elastic Cloud	$179,996	47%	$143,379	44%	$506,112	46%	$399,540	43%
Other subscription	178,202	47%	164,253	50%	516,667	47%	466,082	50%
Total subscription	358,198	94%	307,632	94%	1,022,779	93%	865,622	93%
Services	23,885	6%	20,325	6%	72,085	7%	66,700	7%
Total revenue	$382,083	100%	$327,957	100%	$1,094,864	100%	$932,322	100%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Supplementary Information
(in thousands, except percentages)
(unaudited)

	Three Months Ended January 31, 2025	% Change Year Over Year	% Change Year Over Year Excluding Currency Changes	% Change Quarter Over Quarter	% Change Quarter Over Quarter Excluding Currency Changes
Revenue
Elastic Cloud	$179,996	26%	26%	7%	7%
Other subscription	$178,202	8%	9%	4%	5%
Total subscription	$358,198	16%	17%	5%	6%
Total revenue	$382,083	17%	17%	5%	5%
Total deferred revenue	$706,926	21%	22%	9%	11%
Total remaining performance obligations	$1,354,345	15%	16%	7%	8%

	Nine Months Ended January 31, 2025	% Change Year Over Year	% Change Year Over Year Excluding Currency Changes
Revenue
Elastic Cloud	$506,112	27%	27%
Other subscription	$516,667	11%	11%
Total subscription	$1,022,779	18%	18%
Total revenue	$1,094,864	17%	17%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Adjusted Free Cash Flow
(in thousands, except percentages)
(unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2025	2024	2025	2024
Net cash provided by operating activities	$88,058	$52,389	$179,189	$87,814
Less: Purchases of property and equipment	(766)	(1,077)	(2,228)	(2,605)
Add: Interest paid on long-term debt	11,859	11,859	23,719	23,719
Adjusted free cash flow (1)	$99,151	$63,171	$200,680	$108,928
Net cash used in investing activities	$(158,778)	$(125,069)	$(148,011)	$(229,606)
Net cash provided by financing activities	$1,486	$8,847	$18,477	$28,601
Net cash provided by operating activities (as a percentage of total revenue)	23%	16%	16%	9%
Less: Purchases of property and equipment (as a percentage of total revenue)	—%	—%	—%	—%
Add: Interest paid on long-term debt (as a percentage of total revenue)	3%	3%	2%	3%
Adjusted free cash flow margin	26%	19%	18%	12%
(1) Adjusted free cash flow includes cash paid for restructuring and other charges of $0.3 million and $3.8 million during the three and nine months ended January 31, 2025, respectively, and $0.8 million and $1.5 million during the three and nine months ended January 31, 2024, respectively.

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands, except percentages, share and per share data)
(unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2025	2024	2025	2024
Gross Profit Reconciliation:
GAAP gross profit	$284,931	$243,315	$812,776	$690,114
Stock-based compensation expense and related employer taxes	6,654	5,902	18,871	16,483
Amortization of acquired intangibles	1,577	3,186	7,687	9,139
Non-GAAP gross profit	$293,162	$252,403	$839,334	$715,736
Gross Margin Reconciliation(1):
GAAP gross margin	74.6%	74.2%	74.2%	74.0%
Stock-based compensation expense and related employer taxes	1.7%	1.8%	1.7%	1.8%
Amortization of acquired intangibles	0.4%	1.0%	0.7%	1.0%
Non-GAAP gross margin	76.7%	77.0%	76.7%	76.8%
Operating (Loss) Income Reconciliation:
GAAP operating loss	$(4,638)	$(26,404)	$(42,902)	$(84,190)
Stock-based compensation expense and related employer taxes	67,054	65,847	200,302	183,564
Amortization of acquired intangibles	1,577	3,186	7,687	11,282
Acquisition-related expenses	29	682	181	2,240
Restructuring and other related charges	—	—	225	754
Non-GAAP operating income	$64,022	$43,311	$165,493	$113,650
Operating Margin Reconciliation(1):
GAAP operating margin	(1.2)%	(8.1)%	(3.9)%	(9.0)%
Stock-based compensation expense and related employer taxes	17.5%	20.1%	18.3%	19.7%
Amortization of acquired intangibles	0.4%	1.0%	0.7%	1.2%
Acquisition-related expenses	—%	0.2%	—%	0.2%
Restructuring and other related charges	—%	—%	—%	0.1%
Non-GAAP operating margin	16.8%	13.2%	15.1%	12.2%
Net (Loss) Income Reconciliation:
GAAP net (loss) income	$(17,056)	$176,124	$(91,733)	$102,820
Stock-based compensation expense and related employer taxes	67,054	65,847	200,302	183,564
Amortization of acquired intangibles	1,577	3,186	7,687	11,282
Acquisition-related expenses	29	682	181	2,240
Restructuring and other related charges	—	—	225	754
Income tax effects related to the above adjustments(2)	15,579	(780)	50,543	7,988
Income tax benefit from the release of a valuation allowance against deferred tax assets	—	(207,456)	—	(207,456)
Non-GAAP net income	$67,183	$37,603	$167,205	$101,192
Non-GAAP earnings per share attributable to ordinary shareholders, basic(1)	$0.65	$0.37	$1.62	$1.02
Non-GAAP earnings per share attributable to ordinary shareholders, diluted(1)	$0.63	$0.36	$1.57	$0.98
Weighted-average shares used to compute non-GAAP earnings per share attributable to ordinary shareholders, basic	104,085,183	100,282,179	103,202,786	99,099,210
Weighted-average shares used to compute non-GAAP earnings per share attributable to ordinary shareholders, diluted	106,884,748	104,503,290	106,439,570	103,149,384
(1) Totals may not sum, due to rounding. Gross margin, operating margin, and earnings per share are calculated based upon the respective underlying, non-rounded data.
(2) Non-GAAP financial information for the quarter is adjusted for a tax rate equal to our annual estimated tax rate on non-GAAP income. This rate is based on our estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP (loss) income in calculating the non-GAAP financial measures presented above as well as other significant tax adjustments. Our estimated tax rate on non-GAAP income is determined annually and may be adjusted during the year to take into account events or trends that we believe materially impact the estimated annual rate including, but not limited to, significant changes resulting from tax legislation, material changes in the geographic mix of revenue and expenses and other significant events. Due to the differences in the tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to our estimated annual tax rates as described above, our estimated tax rate on non-GAAP income may differ from our GAAP tax rate and from our actual tax liabilities.

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands)
(unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2025	2024	2025	2024
Cost of revenue reconciliation:
GAAP subscription	$72,205	$63,976	$210,493	$181,238
Stock-based compensation expense and related employer taxes	(2,597)	(2,400)	(7,478)	(6,989)
Amortization of acquired intangibles	(1,577)	(3,186)	(7,687)	(9,139)
Non-GAAP subscription	$68,031	$58,390	$195,328	$165,110
GAAP services	$24,947	$20,666	$71,595	$60,970
Stock-based compensation expense and related employer taxes	(4,057)	(3,502)	(11,393)	(9,494)
Non-GAAP services	$20,890	$17,164	$60,202	$51,476
Operating expenses reconciliation:
GAAP research and development expense	$93,598	$87,202	$271,093	$248,000
Stock-based compensation expense and related employer taxes	(25,900)	(25,989)	(76,399)	(71,956)
Acquisition-related expenses	(22)	—	(76)	(1,175)
Non-GAAP research and development expense	$67,676	$61,213	$194,618	$174,869
GAAP sales and marketing expense	$153,749	$141,621	$455,380	$408,020
Stock-based compensation expense and related employer taxes	(22,946)	(21,142)	(66,829)	(59,541)
Amortization of acquired intangibles	—	—	—	(2,143)
Non-GAAP sales and marketing expenses	$130,803	$120,479	$388,551	$346,336
GAAP general and administrative expense	$42,222	$40,896	$128,980	$117,530
Stock-based compensation expense and related employer taxes	(11,554)	(12,814)	(38,203)	(35,584)
Acquisition-related expenses	(7)	(682)	(105)	(1,065)
Non-GAAP general and administrative expense	$30,661	$27,400	$90,672	$80,881